---------------------------------------------------------------

                                     FORM 8-K

                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  August 3, 1995




                          Commission file number 1-1097




                         OKLAHOMA GAS AND ELECTRIC COMPANY
              (Exact name of registrant as specified in its charter)

                        Oklahoma                      73-0382390
             (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)       Identification No.)




                                101 North Robinson
                                   P. O. Box 321
                        Oklahoma City, Oklahoma  73101-0321
                     (Address of principal executive offices)
                                    (Zip Code)

                                   405-553-3000
               (Registrant's telephone number, including area code)


         -------------------------------------------------------------

Item 7         Financial Statements and Exhibits
- ------         ---------------------------------

Holding Company Restructuring
- -----------------------------

      As previously reported on it's Form 8-K Current Report dated July 26, 1995, Oklahoma Gas and Electric Company ("OG&E") has proposed a corporate restructuring pursuant to which it will become a subsidiary of newly-formed holding company (the "Holding Company") and OG&E's common stock will be exchanged on a share-for-share basis for common stock of the Holding Company. Also as a part of this restructuring, OG&E's subsidiary, Enogex Inc., will become a direct subsidiary of the Holding Company. The restructuring is subject to certain conditions, including shareowner approval and the receipt of regulatory approvals.

Unaudited Pro Forma Financial Information
- -----------------------------------------

      The following unaudited pro forma financial information presents the historical consolidated balance sheet, statements of income and ratios of earnings to fixed charges of OG&E after giving effect to the restructuring, including the transfer of Enogex Inc. and its subsidiaries to the Holding Company. The unaudited pro forma balance sheet at June 30, 1995, gives effect to the restructuring as if it had occurred at June 30, 1995. The unaudited pro forma statements of income for each of the years in the three-year period ended December 31, 1994, and the six months ended June 30, 1995 and June 30, 1994, give effect to the restructuring as if it had occurred at January 1, 1992. The unaudited pro forma ratios of earnings to fixed charges for each of the years in the three years ended December 31, 1994, and for the twelve months ended June 30, 1995, give effect to the restructuring as if it had occurred at January 1, 1992.
      The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of OG&E. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the transaction been consummated on the date, or at the beginning of the periods, for which the transaction is being given effect nor is it necessarily indicative of future operating results or financial position.


                       OKLAHOMA GAS AND ELECTRIC COMPANY


            UNAUDITED PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES


                              Twelve Months
                                  Ended               Year Ended December 31,
                              June 30, 1995          1994      1993      1992
                              -------------          ----      ----      ----

Unaudited Pro Forma Ratio of
 Earnings to Fixed Charges         3.43              3.75      3.35      2.98



      For purposes of this ratio, "Earnings" consist of the aggregate of net income, taxes on income, investment tax credit (net) and "fixed charges." "Fixed charges" consist of interest on long term debt, related amortization, interest on short-term borrowings and a calculated portion of rents considered to be interest.

       See   Notes  to  Unaudited   Pro   Forma    Financial
Statements for a description of the assumptions used to prepare the unaudited pro forma ratios of earnings to fixed charges.


                                 Oklahoma Gas and Electric Company
                                 Unaudited Pro Forma Balance Sheet
                                           June 30, 1995
                                                         O.G.& E.    Pro Forma    Pro Forma
                                                       As Reported  Adjustments   O.G. & E.
                                                       -----------  -----------  ----------
                                                              (dollars in thousands)

   ASSETS
   PROPERTY, PLANT AND EQUIPMENT:
     In service . . . . . . . . . . . . . . . . . . .  $ 3,808,462  $ (356,005)  $ 3,452,457
     Construction work in progress  . . . . . . . . .       60,946     (14,576)       46,370
                                                       -----------  -----------  -----------
        Total property, plant and equipment . . . . .    3,869,408    (370,581)    3,498,827
         Less accumulated depreciation  . . . . . . .    1,539,402     (95,466)    1,443,936
                                                       -----------  -----------  -----------
        Net property, plant and equipment . . . . . .    2,330,006    (275,115)    2,054,891
                                                       -----------  -----------  -----------
   OTHER PROPERTY AND INVESTMENTS, at cost  . . . . .        8,321      (1,346)        6,975
                                                       -----------  -----------  -----------
   CURRENT ASSETS:
     Cash and cash equivalents  . . . . . . . . . . .        3,750      (3,334)          416
     Accounts receivable - customers, less reserve  .      117,327     (14,592)      102,735
     Accrued unbilled revenues  . . . . . . . . . . .       58,200           -        58,200
     Accounts receivable - other  . . . . . . . . . .        5,990      29,478        35,468
     Fuel inventories, at LIFO cost . . . . . . . . .       59,759      (2,213)       57,546
     Materials and supplies, at average cost  . . . .       28,206      (4,969)       23,237
     Prepayments and other  . . . . . . . . . . . . .        9,827        (713)        9,114
     Accumulated deferred tax assets  . . . . . . . .        8,946        (364)        8,582
                                                       -----------  -----------  -----------
        Total current assets  . . . . . . . . . . . .      292,005       3,293       295,298
                                                       -----------  -----------  -----------
   DEFERRED CHARGES:
     Advance payments for gas . . . . . . . . . . . .       10,000           -        10,000
     Income taxes recoverable - future rates  . . . .       44,559           -        44,559
     Other  . . . . . . . . . . . . . . . . . . . . .       75,923     (13,861)       62,062
                                                       -----------  -----------  -----------
        Total deferred charges  . . . . . . . . . . .      130,482     (13,861)      116,621
                                                       -----------  -----------  -----------
   TOTAL ASSETS   . . . . . . . . . . . . . . . . . .  $ 2,760,814  $ (287,029)  $ 2,473,785
                                                       ===========  ===========  ===========

   CAPITALIZATION AND LIABILITIES
   CAPITALIZATION:
     Common stock and retained earnings   . . . . . .  $   889,745  $ (103,708)  $   786,037
     Cumulative preferred stock . . . . . . . . . . .       49,973           -        49,973
     Long-term debt . . . . . . . . . . . . . . . . .      731,215      (6,100)      725,115
                                                       -----------  -----------  -----------
        Total capitalization  . . . . . . . . . . . .    1,670,933    (109,808)    1,561,125
                                                       -----------  -----------  -----------
   CURRENT LIABILITIES:
     Short-term debt  . . . . . . . . . . . . . . . .      222,900     (90,000)      132,900
     Accounts payable   . . . . . . . . . . . . . . .       59,058     (14,638)       44,420
     Dividends payable  . . . . . . . . . . . . . . .       27,415           -        27,415
     Customers' deposits  . . . . . . . . . . . . . .       21,302           -        21,302
     Accrued taxes  . . . . . . . . . . . . . . . . .       35,411      (1,468)       33,943
     Accrued interest . . . . . . . . . . . . . . . .       22,724        (366)       22,358
     Long-term debt due within one year . . . . . . .          800        (800)            -
     Accumulated provision for rate refunds . . . . .        4,650           -         4,650
     Other  . . . . . . . . . . . . . . . . . . . . .       33,538      (1,242)       32,296
                                                       -----------  -----------  -----------
        Total current liabilities . . . . . . . . . .      427,798    (108,514)      319,284
                                                       -----------  -----------  -----------
   DEFERRED CREDITS AND OTHER LIABILITIES:
     Accrued pension and benefit obligation . . . . .       77,375      (3,220)       74,155
     Accumulated deferred income taxes  . . . . . . .      489,767     (60,260)      429,507
     Accumulated deferred investment tax credits  . .       85,753           -        85,753
     Other  . . . . . . . . . . . . . . . . . . . . .        9,188      (5,227)        3,961
                                                       -----------  -----------  -----------
        Total deferred credits and other liabilities.      662,083     (68,707)      593,376
                                                       -----------  -----------  -----------
   TOTAL CAPITALIZATION AND LIABILITIES . . . . . . .  $ 2,760,814  $ (287,029)  $ 2,473,785
                                                       ===========  ===========  ===========

   See accompanying notes to unaudited pro forma financial statements.


<PAGE 4



                             Oklahoma Gas and Electric Company
               Unaudited Pro Forma Statements of Income and Retained Earnings
                              Six Months ended June 30, 1995
                                           O.G. & E.     Pro Forma     Pro Forma
                                         (As Reported)  Adjustments    O.G. & E.
                                         -------------  -----------  -------------
                                             (thousands except per share data)

OPERATING REVENUES:
  Electric Utility . . . . . . . . . . .   $ 490,400    $        -      $ 490,400
  Non-Utility Subsidiary . . . . . . . .      60,229       (60,229)             -
                                           ----------   -----------     ----------
   Total Operating Revenues  . . . . . .     550,629       (60,229)       490,400
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .     111,448        22,105        133,553
  Purchased power  . . . . . . . . . . .     107,362             -        107,362
  Gas purchased for resale . . . . . . .      39,535       (39,535)             -
  Other operation  . . . . . . . . . . .     111,058       (18,037)        93,021
  Maintenance  . . . . . . . . . . . . .      23,115          (943)        22,172
  Depreciation and amortization  . . . .      64,145        (9,584)        54,561
  Current income taxes . . . . . . . . .      13,534          (720)        12,814
  Deferred income taxes, net . . . . . .        (861)         (946)        (1,807)
  Deferred investment tax credits, net .      (2,575)            -         (2,575)
  Taxes other than income  . . . . . . .      22,661        (1,991)        20,670
                                           ----------   -----------     ----------
   Total operating expenses. . . . . . .     489,422       (49,651)       439,771
                                           ----------   -----------     ----------
OPERATING INCOME . . . . . . . . . . . .      61,207       (10,578)        50,629
                                           ----------   -----------     ----------
OTHER INCOME AND DEDUCTIONS:
  Interest income  . . . . . . . . . . .       2,388          (167)         2,221
  Other  . . . . . . . . . . . . . . . .      (2,396)           33         (2,363)
                                           ----------   -----------     ----------
   Net other income and deductions . . .          (8)         (134)          (142)
                                           ----------   -----------     ----------
INTEREST CHARGES:
  Interest on long-term debt . . . . . .      30,923          (250)        30,673
  Allowance for borrowed funds used
   during construction . . . . . . . . .        (993)            -           (993)
  Other  . . . . . . . . . . . . . . . .       7,872        (4,169)         3,703
                                           ----------    ----------     ----------
   Total interest charges, net . . . . .      37,802        (4,419)        33,383
                                           ----------    ----------     ----------
NET INCOME . . . . . . . . . . . . . . .      23,397        (6,293)        17,104
PREFERRED DIVIDEND REQUIREMENTS  . . . .       1,158             -          1,158
                                           ----------    ----------     ----------
EARNINGS AVAILABLE FOR COMMON  . . . . .   $  22,239    $   (6,293)     $  15,946
                                           ==========    ==========     ==========
AVERAGE COMMON SHARES OUTSTANDING  . . .      40,354                       40,354
EARNINGS PER AVERAGE COMMON SHARE  . . .   $    0.55    $    (0.15)     $    0.40



STATEMENT OF RETAINED EARNINGS

                                           O.G. & E.     Pro Forma     Pro Forma
                                         (As Reported)  Adjustments    O.G. & E.
                                         -------------  -----------  -------------

BALANCE AT BEGINNING OF PERIOD . . . . .   $ 409,960    $ (104,197)     $ 305,763
ADD-net income . . . . . . . . . . . . .      23,397        (6,293)        17,104
                                           ----------   -----------     ----------
 Total . . . . . . . . . . . . . . . . .     433,357      (110,490)       322,867

DEDUCT:
 Cash dividends declared on preferred
  stock  . . . . . . . . . . . . . . . .       1,158             -          1,158
 Cash dividends declared on common
  stock  . . . . . . . . . . . . . . . .      53,671        (6,782)        46,889
                                           ----------   -----------     ----------
  Total  . . . . . . . . . . . . . . . .      54,829        (6,782)        48,047
                                           ----------   -----------     ----------
BALANCE AT END OF PERIOD . . . . . . . .   $ 378,528    $ (103,708)     $ 274,820
                                           ==========   ===========     ==========

See accompanying notes to unaudited pro forma financial statements.




                             Oklahoma Gas and Electric Company
               Unaudited Pro Forma Statements of Income and Retained Earnings
                              Six Months ended June 30, 1994
                                           O.G. & E.     Pro Forma     Pro Forma
                                         (As Reported)  Adjustments    O.G. & E.
                                         -------------  -----------  -------------
                                             (thousands except per share data)

OPERATING REVENUES:
  Electric Utility . . . . . . . . . . .   $ 543,497    $        -      $ 543,497
  Non-Utility Subsidiary . . . . . . . .      87,110       (87,110)             -
                                           ----------   -----------     ----------
   Total Operating Revenues  . . . . . .     630,607       (87,110)       543,497
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .     128,825        22,298        151,123
  Purchased power  . . . . . . . . . . .     113,550             -        113,550
  Gas purchased for resale . . . . . . .      68,064       (68,064)             -
  Other operation  . . . . . . . . . . .     109,593       (18,388)        91,205
  Maintenance  . . . . . . . . . . . . .      37,248          (930)        36,318
  Depreciation and amortization  . . . .      61,766        (8,455)        53,311
  Current income taxes . . . . . . . . .       4,878        (2,871)         2,007
  Deferred income taxes, net . . . . . .      15,920           618         16,538
  Deferred investment tax credits, net .      (2,575)            -         (2,575)
  Taxes other than income  . . . . . . .      22,227        (1,912)        20,315
                                           ----------   -----------     ----------
   Total operating expenses. . . . . . .     559,496       (77,704)       481,792
                                           ----------   -----------     ----------
OPERATING INCOME . . . . . . . . . . . .      71,111        (9,406)        61,705
                                           ----------   -----------     ----------
OTHER INCOME AND DEDUCTIONS:
  Interest income  . . . . . . . . . . .       1,426          (117)         1,309
  Other  . . . . . . . . . . . . . . . .      (1,695)          (98)        (1,793)
                                           ----------   -----------     ----------
   Net other income and deductions . . .        (269)         (215)          (484)
                                           ----------   -----------     ----------
INTEREST CHARGES:
  Interest on long-term debt . . . . . .      35,162        (4,547)        30,615
  Allowance for borrowed funds used
   during construction . . . . . . . . .        (407)            -           (407)
  Other  . . . . . . . . . . . . . . . .       3,505          (482)         3,023
                                           ----------    ----------     ----------
   Total interest charges, net . . . . .      38,260        (5,029)        33,231
                                           ----------    ----------     ----------
NET INCOME . . . . . . . . . . . . . . .      32,582        (4,592)        27,990
PREFERRED DIVIDEND REQUIREMENTS  . . . .       1,158             -          1,158
                                           ----------    ----------     ----------
EARNINGS AVAILABLE FOR COMMON  . . . . .   $  31,424    $   (4,592)     $  26,832
                                           ==========    ==========     ==========
AVERAGE COMMON SHARES OUTSTANDING  . . .      40,346                       40,346
EARNINGS PER AVERAGE COMMON SHARE  . . .   $    0.78    $    (0.11)     $    0.67



STATEMENT OF RETAINED EARNINGS

                                           O.G. & E.     Pro Forma     Pro Forma
                                         (As Reported)  Adjustments    O.G. & E.
                                         -------------  -----------  -------------

BALANCE AT BEGINNING OF PERIOD . . . . .   $ 395,811    $ (103,277)     $ 292,534
ADD-net income . . . . . . . . . . . . .      32,582        (4,592)        27,990
                                           ----------   -----------     ----------
 Total . . . . . . . . . . . . . . . . .     428,393      (107,869)       320,524

DEDUCT:
 Cash dividends declared on preferred
  stock  . . . . . . . . . . . . . . . .       1,158             -          1,158
 Cash dividends declared on common
  stock  . . . . . . . . . . . . . . . .      53,661        (3,543)        50,118
                                           ----------   -----------     ----------
  Total  . . . . . . . . . . . . . . . .      54,819        (3,543)        51,276
                                           ----------   -----------     ----------
BALANCE AT END OF PERIOD . . . . . . . .   $ 373,574    $ (104,326)     $ 269,248
                                           ==========   ===========     ==========

See accompanying notes to unaudited pro forma financial statements.




                             Oklahoma Gas and Electric Company
               Unaudited Pro Forma Statements of Income and Retained Earnings
                           For the year ended December 31, 1994
                                            O.G. & E.      Pro Forma      Pro Forma
                                          (As Reported)   Adjustments     O.G. & E.
                                          -------------   -----------   -------------
                                             (thousands except per share data)

OPERATING REVENUES:
  Electric Utility . . . . . . . . . . .   $ 1,196,898    $        -     $ 1,196,898
  Non-Utility Subsidiary . . . . . . . .       158,270      (158,270)             -
                                           -----------    -----------    -----------
   Total Operating Revenues  . . . . . .     1,355,168      (158,270)      1,196,898
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .       263,329        44,810         308,139
  Purchased power  . . . . . . . . . . .       228,701             -         228,701
  Gas purchased for resale . . . . . . .       114,044      (114,044)              -
  Other operation  . . . . . . . . . . .       216,961       (40,293)        176,668
  Maintenance  . . . . . . . . . . . . .        67,233        (2,051)         65,182
  Restructuring  . . . . . . . . . . . .        21,035             -          21,035
  Depreciation and amortization  . . . .       126,377       (19,138)        107,239
  Current income taxes . . . . . . . . .        50,129        (2,288)         47,841
  Deferred income taxes, net . . . . . .        27,092        (1,780)         25,312
  Deferred investment tax credits, net .        (5,150)            -          (5,150)
  Taxes other than income  . . . . . . .        44,951        (3,844)         41,107
                                           ------------   -----------    ------------
   Total operating expenses. . . . . . .     1,154,702      (138,628)      1,016,074
                                           ------------   -----------    ------------
OPERATING INCOME . . . . . . . . . . . .       200,466       (19,642)        180,824
                                           ------------   -----------    ------------
OTHER INCOME AND DEDUCTIONS:
  Interest income  . . . . . . . . . . .         3,409          (234)          3,175
  Other  . . . . . . . . . . . . . . . .        (5,576)          693          (4,883)
                                           ------------   -----------    ------------
   Net other income and deductions . . .        (2,167)          459          (1,708)
                                           ------------   -----------    ------------
INTEREST CHARGES:
  Interest on long-term debt . . . . . .        67,680        (6,454)         61,226
  Allowance for borrowed funds used
   during construction . . . . . . . . .        (1,073)            -          (1,073)
  Other  . . . . . . . . . . . . . . . .         7,907        (2,739)          5,168
                                           ------------   -----------    ------------
   Total interest charges, net . . . . .        74,514        (9,193)         65,321
                                           ------------   -----------    ------------
NET INCOME . . . . . . . . . . . . . . .       123,785        (9,990)        113,795
PREFERRED DIVIDEND REQUIREMENTS  . . . .         2,317             -           2,317
                                           ------------   -----------    ------------
EARNINGS AVAILABLE FOR COMMON  . . . . .   $   121,468    $   (9,990)    $   111,478
                                           ============   ===========    ============
AVERAGE COMMON SHARES OUTSTANDING  . . .        40,344                        40,344
EARNINGS PER AVERAGE COMMON SHARE  . . .   $      3.01    $    (0.25)    $      2.76



STATEMENT OF RETAINED EARNINGS

                                            O.G. & E.      Pro Forma      Pro Forma
                                          (As Reported)   Adjustments     O.G. & E.
                                          -------------   -----------   -------------

BALANCE AT BEGINNING OF PERIOD . . . . .   $   395,811    $ (103,277)    $  292,534
ADD-net income . . . . . . . . . . . . .       123,785        (9,990)       113,795
                                           ------------   -----------    -----------
 Total . . . . . . . . . . . . . . . . .       519,596      (113,267)       406,329

DEDUCT:
 Cash dividends declared on preferred
  stock  . . . . . . . . . . . . . . . .         2,317             -          2,317
 Cash dividends declared on common
  stock  . . . . . . . . . . . . . . . .       107,319        (9,070)        98,249
                                           ------------   -----------    -----------
  Total  . . . . . . . . . . . . . . . .       109,636        (9,070)       100,566
                                           ------------   -----------    -----------
BALANCE AT END OF PERIOD . . . . . . . .   $   409,960    $ (104,197)    $  305,763
                                           ============   ===========    ===========

See accompanying notes to unaudited pro forma financial statements.




                             Oklahoma Gas and Electric Company
               Unaudited Pro Forma Statements of Income and Retained Earnings
                           For the year ended December 31, 1993
                                            O.G. & E.      Pro Forma      Pro Forma
                                          (As Reported)   Adjustments     O.G. & E.
                                          -------------   -----------   -------------
                                             (thousands except per share data)

OPERATING REVENUES:
  Electric Utility . . . . . . . . . . .   $ 1,282,816    $        -     $ 1,282,816
  Non-Utility Subsidiary . . . . . . . .       164,436      (164,436)             -
                                           -----------    -----------    -----------
   Total Operating Revenues  . . . . . .     1,447,252      (164,436)      1,282,816
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .       383,207        54,940         438,147
  Purchased power  . . . . . . . . . . .       218,689             -         218,689
  Gas purchased for resale . . . . . . .       140,311      (140,311)              -
  Other operation  . . . . . . . . . . .       196,323       (29,696)        166,627
  Maintenance  . . . . . . . . . . . . .        78,665        (1,878)         76,787
  Depreciation and amortization  . . . .       119,543       (15,200)        104,343
  Current income taxes . . . . . . . . .        72,003        (7,357)         64,646
  Deferred income taxes, net . . . . . .         5,286        (2,018)          3,268
  Deferred investment tax credits, net .        (5,150)            -          (5,150)
  Taxes other than income  . . . . . . .        43,222        (3,760)         39,462
                                           ------------   -----------    ------------
   Total operating expenses. . . . . . .     1,252,099      (145,280)      1,106,819
                                           ------------   -----------    ------------
OPERATING INCOME . . . . . . . . . . . .       195,153       (19,156)        175,997
                                           ------------   -----------    ------------
OTHER INCOME AND DEDUCTIONS:
  Interest income  . . . . . . . . . . .         1,431          (398)          1,033
  Other  . . . . . . . . . . . . . . . .        (2,732)          (63)         (2,795)
                                           ------------   -----------    ------------
   Net other income and deductions . . .        (1,301)         (461)         (1,762)
                                           ------------   -----------    ------------
INTEREST CHARGES:
  Interest on long-term debt . . . . . .        70,490        (9,093)         61,397
  Allowance for borrowed funds used
   during construction . . . . . . . . .          (433)            -            (433)
  Other  . . . . . . . . . . . . . . . .         9,518          (977)          8,541
                                           ------------   -----------    ------------
   Total interest charges, net . . . . .        79,575       (10,070)         69,505
                                           ------------   -----------    ------------
NET INCOME . . . . . . . . . . . . . . .       114,277        (9,547)        104,730
PREFERRED DIVIDEND REQUIREMENTS  . . . .         2,317             -           2,317
                                           ------------   -----------    ------------
EARNINGS AVAILABLE FOR COMMON  . . . . .   $   111,960    $   (9,547)    $   102,413
                                           ============   ===========    ============
AVERAGE COMMON SHARES OUTSTANDING  . . .        40,328                        40,328
EARNINGS PER AVERAGE COMMON SHARE  . . .   $      2.78    $    (0.24)    $      2.54



STATEMENT OF RETAINED EARNINGS

                                            O.G. & E.      Pro Forma      Pro Forma
                                          (As Reported)   Adjustments     O.G. & E.
                                          -------------   -----------   -------------

BALANCE AT BEGINNING OF PERIOD . . . . .   $   391,135    $  (87,089)    $  304,046
ADD-net income . . . . . . . . . . . . .       114,277        (9,547)       104,730
                                           ------------   -----------    -----------
 Total . . . . . . . . . . . . . . . . .       505,412       (96,636)       408,776

DEDUCT:
 Cash dividends declared on preferred
  stock  . . . . . . . . . . . . . . . .         2,317             -          2,317
 Cash dividends declared on common
  stock  . . . . . . . . . . . . . . . .       107,284         6,641        113,925
                                           ------------   -----------    -----------
  Total  . . . . . . . . . . . . . . . .       109,601         6,641        116,242
                                           ------------   -----------    -----------
BALANCE AT END OF PERIOD . . . . . . . .   $   395,811    $ (103,277)    $  292,534
                                           ============   ===========    ===========

See accompanying notes to unaudited pro forma financial statements.




                             Oklahoma Gas and Electric Company
               Unaudited Pro Forma Statements of Income and Retained Earnings
                           For the year ended December 31, 1992
                                            O.G. & E.      Pro Forma      Pro Forma
                                          (As Reported)   Adjustments     O.G. & E.
                                          -------------   -----------   -------------
                                             (thousands except per share data)

OPERATING REVENUES:
  Electric Utility . . . . . . . . . . .   $ 1,193,993    $        -     $ 1,193,993
  Non-Utility Subsidiary . . . . . . . .       120,991      (120,991)             -
                                           -----------    -----------    -----------
   Total Operating Revenues  . . . . . .     1,314,984      (120,991)      1,193,993
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .       377,575        54,950         432,525
  Purchased power  . . . . . . . . . . .       182,230             -         182,230
  Gas purchased for resale . . . . . . .        97,486       (97,486)              -
  Other operation  . . . . . . . . . . .       193,622       (32,553)        161,069
  Maintenance  . . . . . . . . . . . . .        72,439        (1,357)         71,082
  Depreciation and amortization  . . . .       110,700       (10,169)        100,531
  Current income taxes . . . . . . . . .        61,325        (9,863)         51,462
  Deferred income taxes, net . . . . . .         4,346        (1,562)          2,784
  Deferred investment tax credits, net .        (5,465)            -          (5,465)
  Taxes other than income  . . . . . . .        43,722        (3,516)         40,206
                                           ------------   -----------    ------------
   Total operating expenses. . . . . . .     1,137,980      (101,556)      1,036,424
                                           ------------   -----------    ------------
OPERATING INCOME . . . . . . . . . . . .       177,004       (19,435)        157,569
                                           ------------   -----------    ------------
OTHER INCOME AND DEDUCTIONS:
  Interest income  . . . . . . . . . . .           629          (141)            488
  Other  . . . . . . . . . . . . . . . .        (1,196)       (1,252)         (2,448)
                                           ------------   -----------    ------------
   Net other income and deductions . . .           567        (1,393)         (1,960)
                                           ------------   -----------    ------------
INTEREST CHARGES:
  Interest on long-term debt . . . . . .        71,230        (9,093)         62,137
  Allowance for borrowed funds used
   during construction . . . . . . . . .          (809)            -            (809)
  Other  . . . . . . . . . . . . . . . .         6,304          (316)          5,988
                                           ------------   -----------    ------------
   Total interest charges, net . . . . .        76,725        (9,409)         67,316
                                           ------------   -----------    ------------
NET INCOME . . . . . . . . . . . . . . .        99,712       (11,419)         88,293
PREFERRED DIVIDEND REQUIREMENTS  . . . .         2,317             -           2,317
                                           ------------   -----------    ------------
EARNINGS AVAILABLE FOR COMMON  . . . . .   $    97,395    $  (11,419)    $    85,976
                                           ============   ===========    ============
AVERAGE COMMON SHARES OUTSTANDING  . . .        40,310                        40,310
EARNINGS PER AVERAGE COMMON SHARE  . . .   $      2.42    $    (0.29)    $      2.13



STATEMENT OF RETAINED EARNINGS

                                            O.G. & E.      Pro Forma      Pro Forma
                                          (As Reported)   Adjustments     O.G. & E.
                                          -------------   -----------   -------------

BALANCE AT BEGINNING OF PERIOD . . . . .   $   400,976    $  (87,332)    $  313,644
ADD-net income . . . . . . . . . . . . .        99,712       (11,419)        88,293
                                           ------------   -----------    -----------
 Total . . . . . . . . . . . . . . . . .       500,688       (98,751)       401,937

DEDUCT:
 Cash dividends declared on preferred
  stock  . . . . . . . . . . . . . . . .         2,317             -          2,317
 Cash dividends declared on common
  stock  . . . . . . . . . . . . . . . .       107,236       (11,662)        95,574
                                           ------------   -----------    -----------
  Total  . . . . . . . . . . . . . . . .       109,553       (11,662)        97,891
                                           ------------   -----------    -----------
BALANCE AT END OF PERIOD . . . . . . . .   $   391,135    $  (87,089)    $  304,046
                                           ============   ===========    ===========

See accompanying notes to unaudited pro forma financial statements.



              OKLAHOMA GAS AND ELECTRIC COMPANY


     NOTES TO UNAUDITED PRO FORMA  FINANCIAL STATEMENTS


1. Subsidiary assets, liabilities, equity and results of operations have been eliminated from consolidated Oklahoma Gas and Electric Company amounts to reflect the transfer of ownership and control of all consolidated subsidiaries from Oklahoma Gas and Electric Company to the Holding Company.

2. After the transaction, Oklahoma Gas and Electric Company will not retain ownership of the subsidiary currently being consolidated. Consequently, intercompany transactions between Oklahoma Gas and Electric Company and its current consolidated subsidiary have not been eliminated in the pro forma financial statements.

     The  most  significant  intercompany  transactions  are
     transmission fees and       related charges to Oklahoma
     Gas and Electric Company from Enogex, its subsidiary whose core business has been to deliver natural gas to Oklahoma Gas and Electric Company power plants. The amount of these charges were $22.1 million for the 6 months ended June 30, 1995; $22.3 million for the 6 months ended June 30, 1994; $44.8 million for the year ended December 31, 1994; $54.9 million for the year ended December 31, 1993; and $55.0 million for the year ended December 31, 1992.

                                    SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                          OKLAHOMA GAS AND ELECTRIC COMPANY
                                     (Registrant)



                          By    /s/   D. L. Young
                            ----------------------------
                                      D. L. Young
                                      Controller

                         (On behalf of the registrant and in
                      his capacity as Chief Accounting Officer)





   August 3, 1995